Ivy Funds

Supplement dated April 15, 2015 to the

Ivy Funds Prospectus

dated July 31, 2014

and as supplemented August 4, 2014, November 14, 2014, December 12, 2014 and April 1, 2015

The following replaces the “Portfolio Managers” section for Ivy Limited-Term Bond Fund on page 67:

Portfolio Managers

Mark Otterstrom, Senior Vice President of IICO, has managed the Fund since August 2008, and Susan Regan, Vice President of IICO, has managed the Fund since August 2014. Effective April 30, 2015, Mr. Otterstrom will no longer serve as a manager of the Fund.

The following is added as a new paragraph to the “The Management of the Funds — Portfolio Management — Ivy Limited-Term Bond Fund” section on page 213:

Effective April 30, 2015, Mr. Otterstrom will no longer serve as a manager of the Fund.

Supplement	Prospectus	1